EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                              AS ADOPTED PUSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Winfield Capital Corp. (the "Company") on Form 10-K for the period ending March 31, 2003 as filed with Securities and Exchange Commission on the date hereof (the "Report"), I, R. Scot Perlin, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: June 26, 2003                          By: /s/ R. SCOT PERLIN
                                                  --------------------------
                                                  R. Scot Perlin
                                                  Chief Financial Officer
                                                  (Principal Financial &
                                                  Accounting Officer)